Exhibit 4.4(c)
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 1 to Third Amended and Restated Credit Agreement (this “Amendment”) is entered into as of February 10, 2014 by and among The Manitowoc Company, Inc. (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Third Amended and Restated Credit Agreement dated as of January 3, 2014 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Subsidiary Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. Upon the Effective Date (as defined below), the defined term “Consolidated EBIT” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:
“Consolidated EBIT” means, for any period, Consolidated Net Income from continuing operations for such period before deducting therefrom Consolidated Interest Expense for such period (to the extent deducted in arriving at Consolidated Net Income for such period) and provision for taxes based on income (including foreign withholding taxes imposed on interest or dividend payments and state single business, unitary or similar taxes imposed on net income) that were included in arriving at Consolidated Net Income for such period and without giving effect, without duplication, to (a) any extraordinary gains, extraordinary losses or other extraordinary non-cash charges or benefits, (b) any charges arising out of prepayments of the Senior Notes, (c) any gains or losses from sales of assets other than from sales of inventory in the ordinary course of business, (d) fees, expenses and charges incurred or recorded in connection with the Transactions, and (e) non-recurring cash restructuring charges (other than in connection with the Transactions) incurred or recorded after the Restatement Date in an aggregate amount not to exceed $20,000,000 during any period of twelve consecutive months.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the date hereof and as of the Effective Date:

(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the Effective Date (other than representations and warranties that relate solely to an earlier date); and
(c)    No Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); and
(b)    the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit A hereto.
4.    Reference to and Effect Upon the Credit Agreement; Other.
(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law. This Amendment shall be governed and construed in accordance with and governed by the law (without regard to conflict of law provisions) of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.
[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
THE MANITOWOC COMPANY, INC.
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Senior Vice President, General Counsel & Secretary

MANITOWOC EMEA HOLDING SARL
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Manager

MANITOWOC HOLDING ASIA SAS
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    General Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By: /s/ Olivier Lopez
Name:    Olivier Lopez
Title:    Associate

BANK OF AMERICA, N.A., as a Lender
By: /s/ Christopher Wozniak
Name:    Christopher Wozniak
Title:    Vice President

LATITUDE CLO I, LTD, as a Lender
By: /s/ Kirk Wallace
Name:    Kirk Wallace
Title:    Senior Vice President

Vibrant CLO II, Ltd., as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager
By: /s/ David Millison
Name:    David Millison

Title:	Managing Partner and Senior Portfolio Manager

VIBRANT CLO, LTD., as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager
By: /s/ David Millison
Name:    David Millison

Title:	Managing Partner and Senior Portfolio Manager

Green Island CBNA Loan Funding LLC, as a Lender
By: /s/ Lauri Pool
Name:    Lauri Pool
Title:    Associate Director

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio, as a Lender
By: /s/ Adam Shapiro
Name:    Adam Shapiro
Title:    General Counsel

California 1 Loan Funding LLC, as a Lender
By: Citibank, N.A.
By: /s/ Paul Plank
Name:    Paul Plank
Title:    Director

Sound Point CLO III, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Michael Abatemarco
Name:    Michael Abatemarco
Title:    Director of Operations

Pioneer Multi-Asset Ultrashort Income Fund, as a Lender
By: Pioneer Investment Management, Inc.
As its adviser
By: /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

Pioneer Floating Rate Trust, as a Lender
By: Pioneer Investment Management, Inc.
As its adviser
By: /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

Pioneer Floating Rate Fund, as a Lender
By: Pioneer Investment Management, Inc.
As its adviser
By: /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

CHIMCO Alpha Fund, LLC, as a Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser
By: /s/ Margaret C. Begley
Name:    Margaret C. Begley
Title:    Secretary and Associate General Counsel

OZLM Funding V, Ltd., as a Lender
By: Och-Ziff Loan Management LP, Its Portfolio Manager
By: Och-Ziff Loan Management LLC, its General Partner

By: /s/ Joel Frank
Name:    Joel Frank
Title:    Chief Financial Officer

OZLM Funding II, Ltd., as a Lender
By: Och-Ziff Loan Management LP, Its Portfolio Manager
By: Och-Ziff Loan Management LLC, its General Partner

By: /s/ Joel Frank
Name:    Joel Frank
Title:    Chief Financial Officer

OZLM Funding Ltd., as a Lender
By: Och-Ziff Loan Management LP, Its Portfolio Manager
By: Och-Ziff Loan Management LLC, its General Partner

By: /s/ Joel Frank
Name:    Joel Frank
Title:    Chief Financial Officer

First Niagara Bank, N.A., as a Lender
By: /s/ Ken Jamison
Name:    Ken Jamison
Title:    Managing Director

Primus CLO II, Ltd., as a Lender
By: CyprusTree Investment Management, LLC, its Collateral Manager
By: /s/ Elizabeth Chow
Name:    Elizabeth Chow
Title:    Authorized Signatory

CIFC Funding 2013-IV, Ltd., as a Lender
By: /s/ Elizabeth Chow
Name:    Elizabeth Chow
Title:    Senior Investment Analyst

CIFC Funding 2012-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Elizabeth Chow
Name:    Elizabeth Chow
Title:    Authorized Signatory

CIFC Funding 2012-II, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Elizabeth Chow
Name:    Elizabeth Chow
Title:    Authorized Signatory

CIFC Funding 2012-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Elizabeth Chow
Name:    Elizabeth Chow
Title:    Authorized Signatory

Greywolf CLO III, Ltd, as a Lender
By: Greywolf Capital Management LP, as Portfolio Manager
By: /s/ William Troy
Name:    William Troy
Title:    Authorized Signatory

Greywolf CLO II, Ltd, as a Lender
By: Greywolf Capital Management LP, as Portfolio Manager
By: /s/ William Troy
Name:    William Troy
Title:    Authorized Signatory

Kentucky Retirement Systems (Shenkman - Pension Account), as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

Kentucky Retirement Systems (Shenkman - Insurance Fund Account), as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

BSA Retirement Plan for Employees, as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

BSA Commingled Endowment Fund, LP, as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

AEGIS Electric and Gas International Services, Ltd., as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

UniSuper, as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

Tavitian Foundation, Inc., as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

Sudbury Mill CLO, Ltd., as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager,
By: /s/ Justin Slatky
Name:    Justin Slatky
Title:    Senior Vice President

GE Capital bank, as a Lender
By: /s/ Paul Sleet
Name:    Paul Sleet
Title:    Duly Authorized Signatory

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Charles R. Davis
Name:    Charles R. Davis
Title:    Officer

Societe Generale, as a Lender
By: /s/ Linda Tam
Name:    Linda Tam
Title:    Director

Credit Agricole Corporate & Investment Bank, as a Lender
By: /s/ Mike McIntyre
Name:    Mike McIntyre
Title:    Director

By: /s/ Aaron Sansone
Name:    Aaron Sansone
Title:    Vice President

PNC Bank, National Association, as a Lender
By: /s/ Chris Hermann
Name:    Chris Hermann
Title:    Vice President

Branch Banking and Trust Company, as a Lender
By: /s/ Kurt W. Anstaett
Name:    Kurt W. Anstaett
Title:    Senior Vice President

HSBC Bank USA, N.A., as a Lender
By: /s/ Joseph A. Philbin
Name:    Joseph A. Philbin
Title:    Senior Vice President

Fifth Third Bank, as a Lender
By: /s/ Gary S. Losey
Name:    Gary S. Losey
Title:    VP - Corporate Banking

The Bank of Tokyo-Mitsubishi UFJ, LTD, as a Lender
By: /s/ Mark Maloney
Name:    Mark Maloney
Title:    Authorized Signatory

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND' NEW YORK BRANCH, as a Lender
By: /s/ William Binder
Name:    William Binder
Title:    Executive Director

By: /s/ Peter Glawe
Name:    Peter Glawe
Title:    Executive Director

BMO Harris N.A., as a Lender
By: /s/ Ronald J. Carey
Name:    Ronald J. Carey
Title:    Senior Vice President

SunTrust Bank, as a Lender
By: /s/ David A. Ernst
Name:    David A. Ernst
Title:    Vice President

Wells Fargo Bank, National Association, as a Lender
By: /s/ Mark Holm
Name:    Mark Holm
Title:    Managing Director

Deutsche Bank AG NeW York Branch, as a Lender
By: /s/ Kirk L. Tashjian
Name:    Kirk L. Tashjian
Title:    Vice President

By: /s/ Peter Cucchiara
Name:    Peter Cucchiara
Title:    Vice President

EXHIBIT A
AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS
Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) amending that certain Third Amended and Restated Credit Agreement dated as of January 3, 2014 (the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty, the Reaffirmation Agreement and each other Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

Dated as of February 10, 2014
[signature pages follow]

THE MANITOWOC COMPANY, INC.
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Senior Vice President, General Counsel & Secretary

MANITOWOC EMEA HOLDING SARL

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Manager

MANITOWOC HOLDING ASIA SAS
MANITOWOC FRANCE SAS

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    General Manager

ENODIS LIMITED
MTW COUNTY LIMITED

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Director

WELBILT WALK-INS, LP

By: Westran Corporation, its General Partner

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President Secretary

APPLIANCE SCIENTIFIC, INC.
CLEVELAND RANGE, LLC
ENODIS CORPORATION
ENODIS HOLDINGS, INC.
FRYMASTER, L.L.C.
GROVE U.S. L.L.C.
KYSOR INDUSTRIAL CORPORATION
KYSOR NEVADA HOLDING CORP.
MANITOWOC CRANE COMPANIES, LLC
MANITOWOC CRANES, LLC
MANITOWOC CRANE GROUP U.S. HOLDING, LLC
MANITOWOC CP, INC.
MANITOWOC FP, INC.
MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.
MANITOWOC FOODSERVICE COMPANIES, LLC
MANITOWOC FSG OPERATIONS, LLC
MANITOWOC FSG SERVICES, LLC
MANITOWOC FSG U.S. HOLDING, LLC
MCCANN’S ENGINEERING & MANUFACTURING CO., LLC
MMG HOLDING CO., LLC
THE DELFIELD COMPANY, LLC

By: /s/ Maurice D. Jones

Name:	Maurice D. Jones

Title:	Vice President Secretary